SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 16, 1999

                      Paradise Music & Entertainment, Inc.
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             (Exact name of registrant as specified in its charter)

            Delaware                 001-12635            13-3906452
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(State or other jurisdiction of  (Commission File       (IRS Employer
         incorporation)               Number)        Identification No.)

                  53 West 23rd Street, New York, New York 10010
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               (Address of principal executive offices, zip code)

       Registrant's telephone number, including area code: (212) 590-2100

                                       N/A
          (Former name or former address, if changed since last report)

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Item 2. Acquisition or Disposition of Assets.

            On September 23, 1999, pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement") effective as of June 1, 1999 by and among Paradise Music & Entertainment, Inc. (the "Company"), Straw Dogs Acquisition Corp., a wholly-owned subsidiary of the Company ("Acquisition Sub"), Consolidated Entertainment, LLC, ("Consolidated"), Jesse Dylan and Craig Rodgers (collectively, the "Stockholders"), Consolidated transferred substantially all of its assets to Acquisition Sub. At the closing, on December 16, 1999, Consolidated received 900,000 shares of the Company's common stock. A copy of the Asset Purchase Agreement is filed herewith as Exhibit 2.1. The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to such exhibit.

            On September 23, 1999, pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement") effective as of June 1, 1999 by and among Paradise Music & Entertainment, Inc. (the "Company"), Straw Dogs Acquisition Corp., a wholly-owned subsidiary of the Company ("Acquisition Sub") and Jesse Dylan ("Owner"), Owner transferred 100% of the issued and outstanding shares of common stock of Spur & Buckle, Inc. ("S&B") to Acquisition Sub. At the closing, on December 16, 1999, Owner received 541,000 shares of the Company's common stock. A copy of the Stock Purchase Agreement is filed herewith as Exhibit 2.2. The foregoing description of the Stock Purchase Agreement is qualified in its entirety by reference to such exhibit.

Item 7. Financial Statements and Exhibits.

(a) and (b) Financial Statements of the Businesses Acquired and Pro Forma Financial Information

            It is impractical for the Company to provide at this time the required financial statements and the required pro forma financial information. The Company intends to file such financial statements and pro financial information as an amendment to this form as soon as possible but in any event no later than February 10, 2000.

(c) Exhibits

2.1 Asset Purchase Agreement

The Company has omitted the exhibits, schedules and appendices to the above referenced Asset Purchase Agreement:

2.2 Stock Purchase Agreement

The Company has omitted the exhibits, schedules and appendices to the above referenced Asset Purchase Agreement:

The omitted exhibits, schedules and appendices will be furnished supplementary to the Commission upon request.


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

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PARADISE MUSIC & ENTERTAINMENT, INC.
                                    (Registrant)


Dated: as of December 16, 1999      By: /s/ Richard Flynn
                                        ----------------------------------------
                                        Richard Flynn
                                        Chief Operating Officer, Chief Financial
                                        Officer, Treasurer and Secretary


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